UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

811-23902
Investment Company Act file number

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Niagara Income Opportunities Fund
(Exact name of registrant as specified in charter)

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3550 Lenox Road NE, Suite 2550
Atlanta, GA 30326
(Address of principal executive offices) (Zip code)

Liquid Strategies, LLC
3550 Lenox Road NE, Suite 2550
Atlanta, GA 30326
(Name and address of agent for service)

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770-350-8700
Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.

(a)

Niagara Income Opportunities Fund (NAGRX)

ANNUAL REPORT

March 31, 2026

Niagara Income Opportunities Fund Table of Contents

Niagara Income Opportunities Fund Shareholder Letter March 31, 2026 (Unaudited)

Niagara Income Opportunities Fund — Review 1st Quarter 2026

Dear Investors,

The Niagara Income Opportunities Fund completed its fiscal year ended March 31, 2026 with continued progress across the key areas that guide the Fund’s strategy: diversified exposure to niche private lending markets, disciplined credit underwriting, and thoughtful liquidity management. For the fiscal year, the Fund delivered a total return of 9.61% net of fees. Assets under management grew from approximately $90 million at March 31, 2025 to approximately $156 million at March 31, 2026, reflecting continued investor support and the ongoing development of the portfolio.

During the year, the portfolio management team continued to manage the Fund in accordance with its stated multi-strategy private lending approach. As the Fund has scaled, we have added resources and depth to the investment team to support our efforts in building, managing, and maintaining a diversified portfolio of private lending strategies. We remain focused on areas of the market where we believe lender competition is more limited, structures are more favorable, and risk-adjusted return potential remains attractive.

As we enter our third year of managing the Niagara investment strategy, we would like to express our gratitude for your trust and support. We are mindful of the responsibility that trust entails, and it continues to shape how we approach every decision we make with respect to managing the Niagara Income Opportunities Fund.

Sincerely,

Mark Garfinkel, Connor Allen, and the Liquid Strategies Team

Past performance does not guarantee future results

Niagara Income Opportunities Fund Shareholder Letter March 31, 2026 (Unaudited) (Continued)

Niagara Income Opportunities Fund — Strategy Overview

FUND SUMMARY

The Niagara Income Opportunities Fund is a continuously offered, non-diversified closed-end interval fund with a primary focus on current income generation through investment in a multi-strategy portfolio of private and public credit investments with high current cash yields. The Fund offers daily subscriptions and will offer to make quarterly repurchases at net asset value, subject to applicable terms and fund conditions.

PORTFOLIO STRATEGY

The private credit space spans a broad spectrum of niche lending opportunities. The Niagara portfolio combines different styles of private alternative lending strategies into a single portfolio solution. A top priority for the Niagara portfolio team is risk management across three key pillars: 1) diversification; 2) credit management; and 3) liquidity management. This focus enables the team to construct a portfolio with the proper balance of income and risk. These risk management practices are intended to mitigate risk; however, they do not eliminate the risk of loss, and the Fund’s performance will vary based on market conditions, credit events, and manager execution.

Diversification: The Niagara strategy is designed to help reduce the risk of capital loss through diversification by segment, strategy, and the number of loans across the portfolio. In addition, we establish concentration limitations and monitor and evaluate risk exposures across key portfolio metrics.

Credit Management: The portfolio team invests with lending strategy partners who seek to manage downside risk and support capital preservation. The team is committed to seeking high-quality lending partners that align with our disciplined criteria, including stringent underwriting guidelines, risk mitigation through excess collateralization and strict loan terms and covenants, and a focus on niche, underbanked lending markets.

Liquidity Management: The portfolio team manages portfolio liquidity using a combination of cash equivalents, readily marketable publicly traded securities, and short-duration private investments in order to maintain adequate liquidity. In addition, the team strives to maintain a short average maturity of portfolio investments to provide flexibility with respect to liquidity, while pursuing the strategy’s income objectives.

Niagara Income Opportunities Fund — Market Review Q1 2026

PORTFOLIO DEVELOPMENTS

Over the course of the fiscal year, the portfolio continued to develop from both a scale and diversification perspective. As of March 31, 2026, the Fund held approximately 50 private credit investments across 21 different strategy partners. This diversification across multiple investments, private credit asset classes, and strategy partners remains central to managing portfolio risk and is a basic tenet of the Fund’s approach.

During the year, the team focused on expanding positions in existing strategy relationships, evaluating the performance of current investments, and maintaining a robust pipeline of potential new opportunities. In the first quarter of 2026, the Fund realized a successful payoff on one portfolio investment, and those proceeds, together with new subscriptions, were redeployed primarily into existing portfolio investments.

The portfolio’s growth reflected continued emphasis on less crowded segments of the private credit markets where we believe capital remains in shorter supply. These areas may provide opportunities for stronger documentation, more favorable pricing, and greater structural protection than more heavily trafficked lending markets. During the fiscal year, the team continued to build exposure across asset-based lending, specialty finance, real estate credit, cannabis lending, and other niche private lending categories. Real estate credit also became a larger component of the portfolio, increasing to approximately 18.0% of the Fund as of March 31, 2026.

The team remains focused on areas of the market where we believe the Fund can access differentiated lending opportunities while maintaining appropriate position sizing, underwriting discipline, and ongoing diligence.

Niagara Income Opportunities Fund Shareholder Letter March 31, 2026 (Unaudited) (Continued)

MARKET OVERVIEW

The fiscal year ended March 31, 2026 included several shifts in market sentiment, interest rate expectations, and credit conditions. During the most recent quarter, equity market optimism deteriorated as geopolitical conflict and higher oil prices renewed inflation concerns and contributed to broader market volatility. The VIX, a measure of expected volatility in the S&P 500, rose from 14.95 at the beginning of the year to 25.25 at quarter-end, while the S&P 500 declined 4.33% for the quarter.

S&P 500 Volatility Index (VIX)

mdgarfink created with TradingView.com, Apr 15, 2026 11:11 UTC-4

Volatility S&P 500 Index · 1D · TVC O18.18 H18.50 L17.40 C18.08 −0.29 (−1.58%)
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Credit markets also reflected the more uncertain environment. Credit spreads widened in both public and private markets during the first quarter of 2026, and several fixed-income benchmarks posted negative quarterly returns. The Morningstar Leveraged Loan Index1 declined 0.55% for the quarter, while the Bloomberg High Yield Index2 declined 0.56%.

Niagara Income Opportunities Fund Shareholder Letter March 31, 2026 (Unaudited) (Continued)

BofA US High Yield Option-Adjusted Spread3

mdgarfink created with TradingView.com, Apr 15, 2026 11:34 UTC-4
ICE BofA US High Yield Index Option-Adjusted Spread · 1D · ICE 2.95 +0.01 (+0.34%)
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Similarly, high yield credit spreads also experienced upside volatility, placing pressure on spread related fixed-income securities.
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The Federal Reserve maintained a cautious posture during the quarter, holding the federal funds rate steady at both its January and March meetings. The combination of still-elevated inflation concerns, a softer labor market, and geopolitical uncertainty has complicated the path for monetary policy. We expect markets to remain sensitive to incoming inflation, growth, and credit data, particularly as investors reassess the balance between economic resilience and tighter financial conditions.

Market indices are presented for general market context only and are not indicative of the Fund’s performance or strategy.

Niagara Income Opportunities Fund Shareholder Letter March 31, 2026 (Unaudited) (Continued)

Niagara Income Opportunities Fund — Performance Review Q1 2026

Performance Update

For the 1st quarter of 2026, the Niagara Income Opportunities Fund achieved a total return of 1.63%, bringing the trailing 12-month total return to 9.61%, compared to the Morningstar Leveraged Loan Index performance of -0.55% and 4.81% for the 3rd quarter and trailing one year, respectively. The Fund’s performance for the quarter fell modestly short of our quarterly expectations. During the quarter, markets experienced higher volatility, rising interest rates, and wider credit spreads, conditions that affected a broad range of income-oriented and credit-related investments, both public and private, which resulted in market value adjustments to some of our portfolio investments and contributed to the Fund’s quarterly result.

Returns for periods greater than one year are annualized.

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

Niagara vs Bloomberg US Aggregate Bond Index4 — Trailing 12 months through March 31, 2026

VAL
Bloomberg US Aggregate (^BBUSATR) Level % Change 4.35%
Bloomberg US Aggregate (^BBUSATR) 4.35%
Niagara Income Opportunities Fund (NAGRX) Total Return 9.62%
9.62%
8.00%
4.35%
4.35%
0.00%
-4.00%
May '25
Jul '25
Sep '25
Nov '25
Jan '26
Mar '26
Apr 14, 2026, 4:33 PM EDT Powered by YCHARTS

Liquid Strategies

Niagara Income Opportunities Fund Shareholder Letter March 31, 2026 (Unaudited) (Continued)

Portfolio Management Team Commentary and Outlook

Private credit continued to attract negative attention during the fiscal year as investors, regulators, and market participants evaluated the growth of the asset class and the implications of a more volatile macroeconomic environment. Recent headlines have focused on tightening bank financing, liquidity considerations, software exposure, redemption pressure, and the potential for weaker underwriting standards in certain segments of the market. We believe the underlying reality is more nuanced.

Private lending has become a core allocation for many institutional and high-net-worth investors, and some of the increased scrutiny reflects the asset class’s more prominent position within investor portfolios. Importantly, much of the capital in private lending is housed in long-duration, closed-end vehicles or structures with liquidity terms designed to align with the underlying assets. In our view, this helps limit the type of liquidity-driven contagion that is sometimes implied in broad media narratives. In many cases, the perceived risks — AI disruption, underwriting deterioration, or rising defaults — are either sector-specific or overstated.

At the same time, the current environment is creating a wider dispersion of outcomes across managers and strategies. Risk is increasingly concentrated in larger, more competitive segments of the market — particularly in covenant-lite, sponsor-driven upper middle market and software-heavy transactions — while more fragmented areas such as the lower middle market continue to offer attractive relative value. These less efficient segments benefit from reduced competition, stronger documentation, pricing power, and collateral support. Manager selection, therefore, has become a primary driver of returns, as experienced lenders with disciplined underwriting processes are better positioned to navigate credit cycles and avoid concentrated risks.

This market backdrop aligns closely with the investment approach of the Niagara Income Opportunities Fund. Rather than competing in the most crowded segments of direct lending, the Fund targets niche, esoteric opportunities across asset-based, specialty finance, and other smaller direct lending markets where inefficiencies persist. These areas often provide enhanced yield premiums alongside stronger structural protections, driven by complexity, limited lender participation, and the need for tailored capital solutions. The portfolio is designed to generate consistent income while mitigating the impact of idiosyncratic risk — an approach that has been reflected in the Fund’s relative performance versus both public benchmarks and more traditional private credit peers.

Ultimately, the disconnect between headlines and fundamentals presents a compelling opportunity. As capital becomes more selective and risk is repriced, strategies that emphasize discipline, structural alignment, and access to less efficient markets should continue to differentiate. We do not view private lending as approaching a systemic inflection point; rather, we believe the market is entering a phase where experience, underwriting discipline, portfolio construction, and sourcing advantages will matter more than ever — conditions that may be favorable to specialized platforms like Niagara that are built and managed to operate outside the mainstream flow of capital. While the Fund seeks to position itself thoughtfully within these market conditions, outcomes remain subject to market volatility, credit events, valuation judgement and execution risk.

Niagara Income Opportunities Fund Shareholder Letter March 31, 2026 (Unaudited) (Continued)

Niagara Income Opportunities Fund — Portfolio Characteristics

Asset Category Breakdown

Portfolio Characteristics

Since inception 12/28/23 – 9/30/25. Past performance does not predict future performance. Does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Niagara Income Opportunities Fund Shareholder Letter March 31, 2026 (Unaudited) (Continued)

Disclosures

1        A market-value weighted index designed to measure the performance of the U.S. leveraged loan market, consisting primarily of below-investment-grade senior secured corporate loans.

2       An unmanaged index that measures the performance of U.S. dollar-denominated, below-investment-grade corporate bonds publicly issued in the U.S. domestic market.

3       Option-adjusted spread measures the difference in yield between high-yield bonds and U.S. Treasuries, reflecting perceived credit risk.

4       Measures the performance of the broad U.S. investment-grade bond market.

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund, you should carefully consider the Fund’s investment objectives, risks, charges, and expenses. This and other important information about the Fund is contained in the prospectus and summary prospectus, which may be obtained by visiting the Documents section of www.LSfunds.com/NAGRX or by calling 1-800-632-4027. Read the prospectus carefully before investing.

Before investing in the Fund, you should consider carefully the following risks the Fund faces, together with the other information contained in the prospectus:

•        Since the Fund is non-diversified, it is subject to higher reduction of capital and volatility than a fund more proportionately allocated among a large number of securities.

•        An investment in the Fund involves risk.

•        The Fund is relatively new with limited operating history by which to evaluate its performance.

•        There can be no assurance that the Fund’s strategy will be successful.

•        The Fund may leverage its investments by “borrowing.” The use of leverage increases both risk of loss and profit potential.

•        Shares of the Fund are not listed on any securities exchange, which makes them inherently illiquid.

•        There is no secondary market for the Fund’s shares, and it is not anticipated that a secondary market will develop.

•        Shares of the Fund are not redeemable. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame.

•        Although the Fund will offer to repurchase at least 5% of outstanding shares on a quarterly basis in accordance with the Fund’s repurchase policy, the Fund will not be required to repurchase shares at a shareholder’s option nor will shares be exchangeable for units, interests or shares of any security.

•       The Fund is not required to extend, and shareholders should not expect the Fund’s Board of Trustees to authorize, repurchase offers in excess of 5% of outstanding shares.

Niagara Income Opportunities Fund Shareholder Letter March 31, 2026 (Unaudited) (Continued)

•       Regardless of how the Fund performs, an investor may not be able to sell or otherwise liquidate his, her or its shares whenever such investor would prefer and, except to the extent permitted under the quarterly repurchase offer, will be unable to reduce the shareholder’s exposure on any market downturn.

•        The Fund may invest a portion of its assets in securities that have speculative characteristics, e.g., lower-rated or unrated debt commonly referred to as “high yield bonds” or “junk bonds.” See “Risk Factors — Below Investment Grade Instruments Risk” beginning on page 14 of the prospectus.

Liquid Strategies LLC (“Liquid”) is an independent investment adviser registered under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. More information about Liquid, including our investment strategies, fees and objectives, can be found in our Form ADV Part 2A and our Form CRS.

Distributed by Foreside Fund Services, LLC, which is not affiliated with the Adviser.

All returns are quoted net of fees.

Niagara Income Opportunities Fund Schedule of Investments March 31, 2026
	Shares / Units	First Acquisition Date	Cost / Principal	Value
INVESTMENTS IN PRIVATE INVESTMENT VEHICLES — 43.3%
Non-Listed BDC’s — 2.3%
Direct Lending
Monroe Capital Income Plus Corporation (a)	126,953	3/8/2024	$1,300,000	$1,266,547
Nuveen Churchill Private Capital Income Fund – Class I (a)	91,089	2/29/2024	2,250,000	2,244,776
Total Investment in Non-Listed BDC’s			3,550,000	3,511,323

Partnerships — 40.0%
Asset Backed Lending — 8.8%
BasePoint Income Solutions Evergreen Fund L.P. (a)(b)		9/30/2025	4,000,000	4,178,752
Coromandel Credit Income Evergreen Fund LP (a)(b)		8/4/2025	9,500,000	9,529,994
Consumer Lending — 7.4%
HFSA, LLC (a)(b)		1/5/2024	11,425,000	11,425,000
Diversified Alternative Credit — 7.7%
Bay Point Capital Partners II, LP (a)(b)		7/31/2025	285,793	301,453
Ivy Evergreen Fund QP, LP (b)(c)		12/1/2025	7,998,977	8,040,263
Revere Specialty Finance Fund, LP (a)(b)		3/1/2024	3,475,000	3,543,261
Legal Finance — 5.5%
EAJF Leveraged Feeder LP (a)(b)		3/1/2024	6,900,000	8,120,761
Virage Opportunity Fund LP (a)(b)(f)		11/15/2024	482,611	482,611
Real Estate — 9.6%
Oak Institutional Credit Solutions, LLC (a)(b)		3/5/2024	4,600,000	4,621,330
Revere Tactical Opportunities Fund IV, LP (a)(b)		5/1/2025	5,000,000	5,146,570
Tailor Ridge Real Estate Lending Fund I, LP (a)(b)		9/2/2025	4,950,000	5,085,625
Specialty Finance — 1.0%
Aero Capital Solutions Fund IV, LP (a)(b)(f)		2/7/2025	689,862	847,123
DelGatto Diamond Finance Fund, L.P. (a)(b)		7/2/2024	700,000	814,139
Total Investment in Partnerships			60,007,243	62,136,882

Special Purpose Vehicles — 1.0%
Consumer Lending — 0.7%
LS Hive, LLC (b)(c)		2/5/2026	1,250,000	1,260,102
Real Estate — 0.3%
Peachtree Group PCF IV LO Atlanta 3343 SIDE CAR LLC (a)(b)(f)		10/16/2025	420,000	415,579
Total Investment in Special Purpose Vehicles			1,670,000	1,675,681

Total Investment in Private Investment Vehicles				67,323,886
INVESTMENTS IN LOANS — 34.7%
Senior Secured Debt — 23.1%
Asset Backed Lending — 2.5%
Coromandel LS 14 LLC - 03/01/2027, 12.68%, SOFR + 9.00% (c)		8/4/2025	2,823,413	2,814,409
Coromandel LS 15 LLC - 03/08/2027, 12.68%, SOFR + 9.00% (c)		8/8/2025	200,000	199,438
Coromandel LS 16 LLC - 04/15/2027, 12.68%, SOFR + 9.00% (c)		9/15/2025	1,000,000	995,304
Direct Lending — 9.2%
CA CO SPV, LLC, 6/30/2027, 12.00% (c)		7/3/2024	7,050,000	7,037,395
CA Credit SPV, LLC, 06/30/2027, 12.25% (c)		6/6/2024	2,000,000	2,014,018
RIM SPV, LLC, 09/30/2028, 14.00% (c)		2/21/2025	5,283,000	5,308,337

The accompanying notes are an integral part of the financial statements.

Niagara Income Opportunities Fund Schedule of Investments March 31, 2026 (Continued)
	Shares / Units	First Acquisition Date	Cost / Principal	Value
Legal Finance — 1.5%
Virage Opportunity Fund Credit Facility, 12/20/2028, 18.25% (c)		12/20/2024	$2,316,439	$2,330,787
Media Finance — 0.4%
C-Cubed 308 Productions, 10/17/2026, 0.00% cash or 21.60% PIK (c)		10/17/2025	650,000	644,768
Real Estate — 2.7%
EWP LS Funding, LLC, 12/17/2028, 0.00% cash or 15.00% PIK (c)		12/17/2025	1,250,000	1,241,469
EWP Oceana Garage SPV LLC A, 10/30/2027, 0.00% cash or 16.00% PIK (c)		10/30/2025	2,000,000	1,992,032
EWP Oceana Garage SPV LLC B, 10/30/2027, 18.00% (c)		10/30/2025	1,000,000	996,402
Specialty Finance — 5.8%
Assil New York, 09/10/2026, 13.20% (c)		9/10/2025	1,500,000	1,498,671
Assil New York I, 08/06/2026, 13.20% (c)		2/6/2026	1,500,000	1,498,559
Jewelry World, 06/09/2026, 13.20% (c)		12/9/2025	250,000	249,900
Nally Jewels Inc, 05/07/2026, 13.20% (c)		11/5/2025	200,000	199,907
Rafael Koblence II, 9/30/2026, 13.20% (c)		3/31/2026	200,000	200,000
Rio Diamond MFG Corp III, 09/24/2026, 13.20% (c)		9/24/2025	350,000	349,994
Safdico I, 10/17/2026, 13.20% (c)		10/16/2025	1,250,000	1,249,826
Safdico II, 11/25/2026, 13.20% (c)		11/28/2025	1,000,000	999,629
SD Diamonds, LLC III, 06/03/2026, 13.20% (c)		12/3/2025	325,000	324,868
Wrist Aficionado III, 06/24/2026, 13.20% (c)		2/26/2026	1,000,000	999,839
Yafa II, 09/26/2026, 13.20% (c)		9/26/2025	500,000	499,586
Yafa III, 10/09/2026, 13.20% (c)		10/8/2025	625,000	624,985
Yafa IV, 09/05/2026, 13.20% (c)		3/5/2026	500,000	499,704
Trade Receivables Finance — 1.0%
CRWD Specialty Finance LLC, 11/17/2026, 18.00% (c)		5/17/2024	1,500,000	1,500,399
Total Investment in Senior Secured Debt			36,272,852	36,270,226

Senior Unsecured Debt — 4.9%
Diversified Alternative Credit — 0.3%
Ivy Battery, LLC, 01/24/2027, 12.25% (c)		2/22/2024	437,728	436,622
Trade Receivables Finance — 4.7%
Altriarch Specialty Finance SPV II, LLC, 12/31/2026, 8.00% (c)		4/1/2024	7,303,436	7,232,238
Total Investment in Senior Unsecured Debt			7,741,164	7,668,860

Subordinate Debt — 6.7%
Trade Receivables Finance
PFF LLC 1, 06/18/2026, 0.00% cash or 12.36% PIK (c)		12/18/2024	1,872,770	1,831,187
PFF LLC 2, 12/18/2026, 0.00% cash or 12.61% PIK (c)		12/18/2024	1,875,036	1,744,953
PFF LLC 3, 12/13/2026, 0.00% cash or 12.49% PIK (c)		12/13/2024	531,627	494,889
PFF LLC 4, 08/20/2026, 0.00% cash or 12.28% PIK (c)		2/20/2025	318,651	306,087
PFF LLC 5, 03/31/2027, 0.00% cash or 11.63% PIK (c)		5/9/2025	529,416	523,076
PFF LLC 6, 05/21/2027, 0.00% cash or 12.25% PIK (c)		5/21/2025	531,007	473,567
PFF LLC 7, 07/25/2026, 0.00% cash or 11.16% PIK (c)		7/25/2025	528,211	510,236
PFF LLC 8, 02/15/2027, 0.00% cash or 11.97% PIK (c)		8/15/2025	795,444	725,783
PFF LLC 10, 10/24/2026, 0.00% cash or 15.00% PIK (c)		10/24/2025	2,132,782	2,009,864
PFF LLC 11, 10/24/2027, 0.00% cash or 15.00% PIK (c)		10/24/2025	2,132,782	1,832,604
Total Investment in Subordinate Debt			11,247,726	10,452,246

Total Investment in Loans				54,391,332

The accompanying notes are an integral part of the financial statements.

Niagara Income Opportunities Fund Schedule of Investments March 31, 2026 (Continued)
	Shares / Units	First Acquisition Date	Cost / Principal	Value
INVESTMENTS IN LOAN PARTICIPATION — 6.0%
Other — 1.2%
Real Estate
RF JV NPL LLC, 06/01/2026 (c)		4/25/2025	$1,500,000	$1,826,849
Total Investment in Other			1,500,000	1,826,849

Senior Secured Debt — 3.7%
Direct Lending — 2.1%
IVY Auto 1, 12/24/2026, 13.50% (c)		10/25/2024	500,000	500,214
IVY Auto 2, 01/07/2027, 13.50% (c)		11/8/2024	300,000	300,445
IVY Auto 3, 10/19/2026, 13.50% (c)		2/20/2025	250,000	250,042
IVY Auto 4, 07/07/2026, 13.50% (c)		5/9/2025	500,000	500,148
IVY Auto 5, 07/20/2026, 13.50% (c)		5/21/2025	500,000	500,255
IVY Auto 6, 08/10/2026, 13.50% (c)		6/11/2025	250,000	250,115
IVY Auto 7, 01/15/2027, 14.00% (c)		1/16/2026	882,700	880,344
Real Estate — 0.5%
Ciel at Cedar Mill Senior Living, 10/03/2027, 9.50%, SOFR + 5.00% (c)		10/3/2025	750,000	745,409
Real Estate Debt — 1.1%
Coromandel LS LLC Beta Corp, 06/30/2028, 13.63%, SOFR + 12.19% (c)		4/29/2025	1,006,250	1,005,744
Coromandel LS LLC Beta SPV, 06/30/2028, 13.63%, SOFR + 12.19% (c)		4/29/2025	743,750	742,164
Total Investment in Senior Secured Debt			5,682,700	5,674,880

Senior Unsecured Debt — 0.3%
Diversified Alternative Credit
IVY Iron, LLC, 01/03/2027, 13.50% (c)		11/4/2024	500,000	500,421
Total Investment in Senior Unsecured Debt			500,000	500,421

Subordinate Debt — 0.8%
Consumer Lending — 0.3%
Revere BCF Funding, LLC, 04/23/2030, 14.98%, SOFR + 14.00% (c)		2/23/2024	500,000	498,573
Real Estate — 0.5%
Dodson Courtyard Apartments Owner, LLC, 03/31/2027, 11.25%, SOFR + 6.75% (c)		12/5/2025	750,000	749,280
Total Investment in Subordinate Debt			1,250,000	1,247,853

Total Investment in Loan Participation				9,250,003
INVESTMENTS IN PROFIT SHARE INTEREST — 2.3%
Participation — 2.3%
Specialty Finance
Bijan & Co. Inc, 09/10/2026, 13.80% (c)		9/10/2024	225,000	225,000
B.R Diamonds, 08/28/2026, 13.80% (c)		8/28/2025	162,500	162,500
Luxtech II, 06/12/2026, 13.80% (c)		12/11/2024	120,000	120,000
PGA Mastermind, 08/12/2026, 13.80% (c)		2/11/2025	750,000	750,000
Rio Diamond MFG Corp, 10/02/2026, 13.80% (c)		4/4/2025	300,000	300,000
Rio Diamond MFG Corp II, 07/22/2026, 13.80% (c)		7/21/2025	650,000	650,000
Safdico, 05/08/2026, 13.80% (c)		10/31/2024	1,075,000	1,075,000
SD Diamonds, LLC II, 09/04/2026, 13.80% (c)		9/4/2025	310,000	310,000
Total Investment in Participation			3,592,500	3,592,500

Total Investment in Profit Share Interest				3,592,500

The accompanying notes are an integral part of the financial statements.

Niagara Income Opportunities Fund Schedule of Investments March 31, 2026 (Continued)
	Shares / Units	First Acquisition Date	Cost / Principal	Value
INVESTMENTS IN PREFERRED EQUITY — 2.0%
Other — 2.0%
Real Estate
Revere Capital Los Alamos MF LLC, 14.00% (c)		6/27/2024	$3,100,000	$3,101,206
Total Investment in Preferred Equity			3,100,000	3,101,206

INVESTMENTS IN PUBLIC SECURITIES — 2.0%
Closed-End Funds — 0.0% (d)
Cliffwater Enhanced Lending Fund – Class I	1,743		16,692	19,186
Total Investment in Closed-End Funds			16,692	19,186

Open-End Funds — 2.0%
Holbrook Structured Income Fund – Class I	317,574		3,115,000	3,093,174
Total Investment in Open-End Funds			3,115,000	3,093,174

Total Investment in Public Securities				3,112,360
INVESTMENTS IN MONEY MARKET INSTRUMENTS — 6.7%
First American Treasury Obligations Fund – Class X, 3.59% (e)	10,445,991		10,445,991	10,445,991
Total Investment in Money Market Instruments			10,445,991	10,445,991

Total Investments — 97.0% (cost $149,691,868)				151,217,278
Other Assets in Excess of Liabilities — 3.0%				4,736,440
TOTAL NET ASSETS — 100.0%				$155,953,718

Percentages are stated as a percent of net assets.

BDC Business Development Company

LLC Limited Liability Company

LP Limited Partnership

PIK Payment in Kind

SOFR Secured Overnight Financing Rate

SPV Special Purpose Vehicle

(a)    Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 9 for respective investment strategies, unfunded commitments, and redemptive restrictions.

(b)    Private investment company does not issue shares or units.

(c)    Value was determined using significant unobservable inputs. See Note 9 for details.

(d)    Represents less than 0.05% of net assets.

(e)    The rate shown represents the 7-day annualized yield as of March 31, 2026.

(f)     All or a portion of this security is unfunded.

The accompanying notes are an integral part of the financial statements.

Niagara Income Opportunities Fund Statement of Assets and Liabilities March 31, 2026
Assets
Investments, at value	$151,217,278
Receivable for fund shares sold	2,204,027
Dividends and interest receivable	1,309,522
Receivable for distributions from private investment vehicles	1,126,848
Investments paid in advance	500,000
Prepaid expenses and other assets	43,659
Total assets	156,401,334

Liabilities
Payable to Adviser, net of waiver (recoupment)	210,445
Payable for audit fees	105,860
Payable for fund administration and accounting fees	48,374
Payable for transfer agent fees	39,978
Payable for expenses and other liabilities	42,959
Total liabilities	447,616
Net Assets	$155,953,718

Net Assets Consists of:
Paid-in capital	$155,912,732
Total distributable earnings (accumulated losses)	40,986
Net Assets	$155,953,718

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	15,624,051
Net Asset Value, redemption price and offering price per share	$9.98

Cost:
Investments	$149,691,868

The accompanying notes are an integral part of the financial statements.

Niagara Income Opportunities Fund Statement of Operations For the Year Ended March 31, 2026
Investment Income
Interest income	$7,211,012
Distributions from private investment vehicles	4,617,795
Dividend income	738,104
Profit share income	704,137
Payment in kind income	672,726
Total investment income	13,943,774

Expenses
Investment advisory fees (See Note 4)	2,136,586
Fund administration and accounting fees	129,329
Audit fees	102,975
Legal fees	72,696
Transfer agent fees	62,687
Federal and state registration fees	51,165
Reports to shareholders	35,149
Trustees’ fees	33,331
Compliance fees	10,000
Registration fees	8,941
Custodian fees	6,268
Other expenses	1,267
Total expenses	2,650,394
Expenses waived by Adviser (See Note 4)	(178,316)
Expenses recouped by Adviser (See Note 4)	104,775
Net expenses	2,576,853
Net Investment Income (Loss)	11,366,921

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(409,057)
Net change in unrealized appreciation/depreciation on investments	462,050
Net realized and unrealized gain (loss) on investments	52,993
Net increase (decrease) in net assets resulting from operations	$11,419,914

The accompanying notes are an integral part of the financial statements.

Niagara Income Opportunities Fund Statements of Changes in Net Assets
	Year Ended March 31, 2026	Year Ended March 31, 2025
From Operations
Net investment income (loss)	$11,366,921	$6,056,573
Net realized gain (loss) on investments	(409,057)	1,904
Net change in unrealized appreciation (depreciation) on investments	462,050	993,719
Net increase (decrease) in net assets resulting from operations	11,419,914	7,052,196

From Distributions
Distributable earnings	(12,008,545)	(6,780,426)
Return of capital	(1,219,184)	(2,241,455)
Total distributions	(13,227,729)	(9,021,881)

Capital Transactions
Subscriptions	86,607,791	62,373,551
Redemptions	(22,431,287)	(2,800,126)
Reinvestments	3,354,428	2,759,706
Net increase (decrease) in net assets resulting from capital share transactions	67,530,932	62,333,131

Total Increase (Decrease) in Net Assets	65,723,117	60,363,446

Net Assets
Beginning of year	90,230,601	29,867,155
End of year	$155,953,718	$90,230,601

Changes in Shares Outstanding
Beginning shares	8,963,137	2,921,772
Subscriptions	8,507,843	6,037,115
Redemptions	(2,180,568)	(268,824)
Reinvestments	333,639	273,074
Total increase (decrease) in shares outstanding	6,660,914	6,041,365
Ending shares	15,624,051	8,963,137

The accompanying notes are an integral part of the financial statements.

Niagara Income Opportunities Fund Statement of Cash Flows
Year Ended March 31, 2026
Cash Provided by (Used in) Operating Activities
Net increase in net assets resulting from operations	$11,419,914
Adjustments to reconcile net increase in net assets resulting from operations to cash provided by (used in) operating activities:
Purchases of investment securities	(90,462,327)
Sales of investment securities	33,258,142
(Purchases) and sales of short-term investments, net	(2,768,705)
Payment in kind income	(672,726)
Net realized (gain) loss on investments	409,057
Net change in unrealized (appreciation)/depreciation on investments	(462,050)
Net amortization and accretion of premium and discount on investments and other cost adjustments	12,915
(Increase) Decrease in Assets:
Investments paid in advance	(500,000)
Receivable for distributions from private investment vehicles	(660,765)
Dividends and interest receivable	(428,115)
Prepaid expenses and other assets	(7,239)
Increase (Decrease) in Liabilities:
Payable for investments purchased	(216,413)
Payable to Adviser, net of waiver (recoupment)	5,653
Payable for fund administration and accounting fees	(23,712)
Payable for transfer agent fees	(5,457)
Payable for audit fees	51,858
Payable for expenses and other liabilities	(82,032)
Net cash provided by (used in) operating activities	(51,132,002)

Cash Provided by (Used in) Financing Activities
Proceeds from shares sold, net of receivable for fund shares sold	84,660,929
Payment on shares redeemed	(22,431,287)
Cash distributions paid to shareholders	(11,097,640)
Net cash provided by (used in) financing activities	51,132,002
Net increase (decrease) in cash	$—

Cash
Beginning Balance	—
Ending Balance	$—

Supplemental Information of Cash Flow and Non-Cash Information
Cash financing activities – increase in receivable for fund shares sold	$1,946,862
Cash financing activities – decrease in distributions payable	(1,224,339)
Non-Cash financing activities – reinvestment of distributions reinvested	3,354,428
Non-Cash operating activities – payment in kind income	672,726

The accompanying notes are an integral part of these financial statements.

Niagara Income Opportunities Fund Financial Highlights
	Year Ended March 31, 2026	Year Ended March 31, 2025		Period Ended March 31, 2024(a)
Per Share Data:
Net Asset Value, Beginning of Year or Period	$10.07	$10.22		$10.00

Investments Operations:
Net investment income (loss)(b)	0.89	0.91		0.13
Net realized and unrealized gain (loss) on investments(c)	0.02	0.14		0.09
Total from investment operations	0.91	1.05		0.22

Less distributions paid from:
Net investment income	(0.91)	(0.94)		—
Capital gains	—	(0.00	)(d)	—
Return of capital	(0.09)	(0.26)		—
Total distributions paid	(1.00)	(1.20)		—

Net Asset Value, End of Year or Period	$9.98	$10.07		$10.22

Total return(e)	9.29%	10.74%		2.20%

Supplemental Data and Ratios:
Net assets, end of year or period (000’s)	$155,954	$90,231		$29,867
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(f)(g)	2.05%	2.63%		7.25%
After expense reimbursement/recoupment(f)(g)	1.99%	2.00%		2.05%
Ratio of net investment income to average net assets after expense reimbursement/recoupment(f)(g)(h)	8.78%	8.77%		4.84%
Portfolio turnover rate(e)	36%	9%		28%

(a)   Commencement of operations of the Fund was December 29, 2023.

(b)   Net investment income per share was calculated using average shares outstanding during the year or period.

(c)   Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the year or period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the year or period.

(d)   Total value is less than $(0.005).

(e)   Not annualized for periods less than one year.

(f)    The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees.

(g)   Annualized for periods less than one year.

(h)   As of March 31, 2026, the Fund’s underlying investment companies included a range of management fees from 0.0% to 2.25% (unaudited) and performance fees from 10% to 20% (unaudited).

The accompanying notes are an integral part of the financial statements.

Niagara Income Opportunities Fund Notes to Financial Statements March 31, 2026

1.     Organization

Niagara Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on July 23, 2023, and commenced operations on December 29, 2023. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously-offered, closed-end management investment company that operates as an interval fund. The Fund’s investment objective is current income. The Fund is non-diversified and pursues its investment objective through direct and indirect investment of the majority of its assets in income-generating investments of domestic issuers. These investments may be publicly-traded or privately-offered, and typically make interest, dividend, or other periodic payments, distributions, and/or accruals; in addition to offering potential capital appreciation to investors. The Fund defines income-generating investments to include notes, bonds, debentures, loans, loan participations, dividend-paying preferred and common shares and funds that invest in the preceding.

The Fund is managed by Liquid Strategies, LLC (the “Adviser”). The Adviser is an investment adviser registered with the Securities and Exchange Commission (“SEC”).

The Fund’s Board of Trustees (the “Board” or “Trustees”) is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser.

2.    Significant Accounting Policies

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The functional and reporting currency of the Fund is the U.S. dollar. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Fund bears its own operating expenses subject to an expense limitation and reimbursement agreement discussed in Note 4. These operating expenses include, but are not limited to: all investment-related expenses, advisory fees, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board, and all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

C. Investment Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on a specific identification cost basis. Interest income, including amortization of premium and accretion of discount, is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions received from investments in securities and private funds that represent a return of capital or capital gains are recorded as a reduction of cost or as a realized gain, respectively. Distributions from private funds occur at irregular intervals and the exact timing and character has not been communicated from the private funds. It is estimated that distributions will occur over the life of the private funds.

Investments structured with payment in kind ("PIK") or accrued interest generally earn interest on a current basis, but such interest is not paid in cash as earned. Instead, interest either remains accrued on the investment or is periodically added to principal, and is generally payable upon maturity, repayment, or another specified payment event. These structures are subject to the risk that the borrower may default when cash interest or principal payments become due.

Niagara Income Opportunities Fund Notes to Financial Statements March 31, 2026 (Continued)

The Fund may acquire income-generating equity membership interests into business entities that generate income from investment into interest bearing notes or loans from investments into other business or consumer lending portfolios. Profit share income is recognized on an accrual basis and reported as profit share income on the Fund's Statement of Operations. The Fund accrues income daily and will adjust accruals as information is received based on the best available information regarding the performance from the underlying investment, which may occur at irregular intervals.

D. Distributions to Shareholders

The Fund’s distributions, typically quarterly, may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

E. Investment Valuation

In computing the net asset value (“NAV”), portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available (collectively, “Fair Valued Securities”), securities are valued at fair value as determined by the Adviser, in its capacity as the Valuation Designee (the “Valuation Designee”). The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved for each period end. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, the fair value determinations involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the calculated NAVs of the Fair Valued Securities’ assets may differ from their actual realizable value or future fair value. In determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security as well as overall market information and the prices of a group of similar assets. The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer to investors or prospective investors.

The Fund’s investments in pooled investment vehicles will be fair valued at the cost of the security as of the date of purchase and subsequently valued at the pooled investment vehicle’s NAV, as determined by such pooled investment vehicle’s manager.

For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange (“NYSE”) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Adviser determines in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”) are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Adviser deems appropriate to reflect their fair market value. Where securities are traded on multiple markets, including exchanges and over-the-counter markets, the securities are generally valued using quotations from the principal market, or, in the absence of a principal market, the market determined by the valuation designee to be most representative of fair value, subject to Board oversight.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV materially have affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times

Niagara Income Opportunities Fund Notes to Financial Statements March 31, 2026 (Continued)

when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio.

F. Cash and Cash Equivalents

Cash and cash equivalents include liquid investments of sufficient credit quality with original maturities of three months or less from the date of purchase.

G. Income Taxes

The Fund intends to continue to qualify to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund generally will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions when the positions are more likely than not to be sustained. Management is not aware of any exposure to uncertain tax positions that could require accrual.

As of March 31, 2026, the Fund’s most recent fiscal year end, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2026, the Fund’s most recent fiscal period end, the Fund did not incur any interest or penalties.

The Fund utilizes a tax year-end of March 31. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

H. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Segment Reporting

The Fund has one reportable segment. Business activities are managed on a consolidated basis and revenues are derived primarily through the Fund’s investments in accordance with its investment objective. The Fund’s chief operating decision maker (“CODM”) is the Principal Executive Officer and the Principal Financial Officer. The CODM assesses performance based on the Fund’s Total Return as reported in the Financial Highlights, and the same accounting policies are applied as described in the summary of significant accounting policies. The Fund’s Total Return is utilized by the CODM to compare results, including the impact of the Fund’s costs, to the Fund’s competitors and to the Fund’s benchmark index.

3.    Investment Transactions

For the year ended March 31, 2026, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $99,106,043 and $42,108,142 (excluding short-term securities), respectively.

Niagara Income Opportunities Fund Notes to Financial Statements March 31, 2026 (Continued)

4.    Fees and Other Related Party Transactions

The Fund has entered into an investment advisory agreement with the Adviser. Under the investment advisory agreement, the Fund pays the Adviser a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 1.65% of the Fund’s average daily net assets. For the year ended March 31, 2026, the Fund incurred $2,136,586 in advisory fees under the agreement.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement under which the Adviser has agreed contractually to waive its management fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that the management fees plus the Fund’s ordinary annual operating expenses exceed 1.99% per annum of the Fund’s average daily net assets through at least July 31, 2027. Prior to July 29, 2024, the expense limitation was 2.05%. In consideration of the Advisor’s agreement to limit the Fund’s expenses, any waiver and reimbursement by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived or made any reimbursement payment, if the Fund is able to make the repayment (after the repayment amount is taken into consideration) without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. The expense limitation and reimbursement agreement may not be terminated by the Adviser, but it may be terminated by the Board upon written notice to the Adviser.

During the year ended March 31, 2026, the Adviser waived $178,316 of expenses and the Fund repaid $104,775 of previously waived expenses to the Adviser. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions at March 31, 2026, are included in the table below.

Total Waived Expenses Recoverable by the Adviser as of 03/31/26	Recoverable Expenses Subject to 36 Month Limit During the Year Ending 03/31/27	Recoverable Expenses Subject to 36 Month Limit During the Year Ending 03/31/28	Recoverable Expenses Subject to 36 Month Limit During the Year Ending 03/31/29
$688,469	$78,990	$431,163	$178,316

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. Fund Services also serves as the Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund. U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund. These fees are included in the Administration, Fund accounting, Transfer agent, and Custodian line items that are reflected in the Statement of Operations.

The Fund has engaged Foreside Fund Services, LLC to serve as the Fund’s distributor.

5.    Trustees and Officers

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. Each Trustee who is not an “interested person,” as defined in the 1940 Act, as amended, of the Fund, as well as Denali Structured Return Strategy Fund, an affiliated registrant not disclosed in this report, is each paid an annual fee of $10,000 plus $2,000 per in-person meeting and $500 per electronic meeting. All Trustees are reimbursed by the Fund for any reasonable expenses incurred attending such meetings. One of the Trustees is an employee of the Adviser and receives no compensation from the Fund for serving as a Trustee.

The officers of the Fund are affiliated with the Adviser. All such affiliated officers receive no compensation from the Fund for serving in their respective roles.

Niagara Income Opportunities Fund Notes to Financial Statements March 31, 2026 (Continued)

6.    Repurchase Offers

The Fund operates as an “interval fund” pursuant to Rule 23c-3 under the 1940 Act. The Board has adopted a fundamental policy that the Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the shares of beneficial interest (“Shares”) outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements. Each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Fund’s Prospectus), or the next business day if the 14th day is not a business day. The Fund will not be required to repurchase Shares at a shareholder’s option nor will Shares be exchangeable for units, interests or shares of any investment of the Fund. In connection with each repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not intend to list its Shares in the foreseeable future. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to provide liquidity to shareholders, investors should consider the Shares to be illiquid. The Fund’s fundamental policy requires the Fund to make repurchase offers every three months. Quarterly repurchases occur in the months of March, June, September, and December. During the year ended March 31, 2026, the Fund completed four repurchase offers:

Repurchase Offer Date	Repurchase Request Deadline	NAV on Repurchase Pricing Date	Number of Shares the Fund Offered to Repurchase	Percentage of Shares Repurchased to Outstanding Shares	Number of Shares Repurchased	Value of Shares Repurchased
5/30/25	6/20/25	$10.29	557,008	7.0%	775,417	$7,979,046
8/29/25	9/19/25	10.33	651,286	3.0%	392,768	4,057,297
11/28/25	12/19/25	10.36	719,265	3.8%	545,668	5,653,117
2/27/26	3/20/26	10.16	785,097	3.0%	466,715	4,741,827

7.     Risk Factors

The Fund is a closed-end investment company that operates as an interval fund. It is designed for long-term investors and not as a trading vehicle. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

Participation Agreements and Assignments: The Fund enters into participation agreements pursuant to which one or more participants purchase an interest in a loan; however, a designated lead lender remains the sole lender of record. The lead lender is responsible for originating the loan, retaining control over the loan, managing the relationship with the borrower, and handling all communications with the borrower, as well as servicing the loan for both itself and the participants. The other participants generally have a contractual relationship with the lead lender, rather than with the borrower, unless otherwise specified in the participation agreement. Accordingly, such participants do not have direct claims against the borrower and must instead seek reimbursement for their participation interests from the lead lender.

Profit Sharing Agreements: The Fund may acquire income-generating equity membership interests into business entities that generate income from investment into interest bearing notes or loans from investments into other business or consumer lending portfolios.

The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Adviser’s control and could adversely affect the liquidity and value of the Fund’s investments, and may reduce the ability of the Fund to make attractive new investments.

Niagara Income Opportunities Fund Notes to Financial Statements March 31, 2026 (Continued)

In particular, economic and financial market conditions began to significantly deteriorate around 2007 and early 2020 as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of constrained lending. Although certain financial markets have shown some recent signs of the improvement, to the extent economic conditions experienced recently, they may adversely impact the investments of the Fund. Low interest rates related to monetary stimulus and economic stagnation may also negatively impact expected returns on investments in such an environment. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

In addition, the Fund is subject to the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, climate change and climate-related events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. The lingering effects of COVID-19 and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may negatively impact the performance of the Fund’s investments or decrease the liquidity of those investments. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

8.    Fair Value of Financial Instruments

The Fund has adopted the authoritative fair valuation accounting standards of ASC 820, Fair Value Measurements and Disclosures, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Valuation Designee’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment. The following section describes the valuation techniques used by the Valuation Designee to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Niagara Income Opportunities Fund Notes to Financial Statements March 31, 2026 (Continued)

Investments whose values are based on quoted market prices in active markets are classified within Level 1. These investments generally include equity securities traded on a national securities exchange, registered investment companies, certain U.S. government securities, certain money market securities, and purchased and written options. The Valuation Designee does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2. These investments generally include certain U.S. government and sovereign obligations, most government agency securities, and investment grade corporate bonds.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. When observable prices are not available for these investments, the Valuation Designee uses one or more valuation techniques (e.g., the market approach or income approach) for which sufficient data is available. The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation. In some situations, the Valuation Designee may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the fair value based on the Valuation Designee’s assessment of the most representative point within the range. Investments in special purpose vehicles (“SPV”) consist of an investment by the Fund in an entity that invests directly or indirectly in a note secured by the expected value of contingency fees received from future case settlements, real estate, specialty finance investments, and royalties. The debt offerings are short-term in nature and carry a fixed interest rate. During the year ended March 31, 2026, the Investment Manager determined there were minimal credit impairments. Investments in SPV are generally measured based on NAV as a practical expedient. For investments that cannot be measured based on NAV as a practical expedient as of March 31, 2026, the Fund determined its value through a market approach method. These investments are categorized as Level 3 in the fair value hierarchy.

The Fund values private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2026. Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Statement of Assets and Liabilities.

Fair Value Measurements at Reporting Date Using:

	Level 1	Level 2	Level 3	Practical Expedient	Total
Assets:
Private Investment Vehicles	$—	$—	$9,300,365	$58,023,521	$67,323,886
Loans	—	—	54,391,332	—	54,391,332
Loan Participation	—	—	9,250,003	—	9,250,003
Profit Share Interest	—	—	3,592,500	—	3,592,500
Preferred Equity	—	—	3,101,206	—	3,101,206
Public Securities	3,112,360	—	—	—	3,112,360
Money Market Instruments	10,445,991	—	—	—	10,445,991
Total Assets:	$13,558,351	$—	$79,635,406	$58,023,521	$151,217,278

Refer to the Schedule of Investments for industry classifications.

Niagara Income Opportunities Fund Notes to Financial Statements March 31, 2026 (Continued)

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the year ended March 31, 2026:

	Loans/Credit Facilities	Loan Participation	Profit Share Interest	Preferred Equity	Private Investment Vehicles
March 31, 2025	$40,300,000	$3,500,000	$6,285,000	$1,800,000	$—
Amortization/Accretion	(10,012)	—	—	—	—
Realized gains (losses)	(413,295)	—	—	—	—
Change in unrealized appreciation/depreciation	(870,410)	317,303	—	1,206	51,388
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Purchases	41,181,138 (a)	6,882,700	1,791,731	1,300,000	9,248,977
Sales	(25,796,089)	(1,450,000)	(4,484,231)	—	—
March 31, 2026	$54,391,332	$9,250,003	$3,592,500	$3,101,206	$9,300,365
Net change in unrealized appreciation/depreciation attributable to Level 3 investments held at March 31, 2026	$(870,410)	$317,303	$—	$1,206	$51,388

(a)    Includes payment in kind

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2026:

Investments	Fair Value	Valuation Techniques	Unobservable Input	Range	Weighted Average	Impact to valuation from an increase in input
Loans	$54,391,332	Discounted Cash Flow	Discount Rate	7.59% – 29.90%	16.34%	Decrease
			Credit Quality Adjustment	0.00% – 13.50%	2.74%	Decrease
Loan Participation	9,250,003	Discounted Cash Flow	Discount Rate	10.31% – 15.85%	13.73%	Decrease
		Account Value	Account Value	121.79 – 121.79	121.79	Increase
Profit Share Interest	3,592,500	Transaction Price	Transaction Price	$100.00 – $100.00	100.00	Increase
Preferred Equity	3,101,206	Discounted Cash Flow	Discount Rate	18.72% – 18.72%	18.72%	Increase
Private Investment Vehicles	9,300,365	Account Value	Account Value	101.38 – 102.11	101.47	Increase

During the year, the Fund changed the valuation technique for certain securities from a market approach, which incorporated transaction cost inputs, to an income approach utilizing a discounted cash flow methodology. Management determined that the revised approach better reflects current market participant assumptions and appropriately incorporates security-specific cash flow projections. This change is considered a change in accounting estimate in accordance with U.S. GAAP and has been applied prospectively.

Loans may be structured to be fully funded at the time of investment or include unfunded loan commitments, which are contractual obligations for future funding. As of March 31, 2026, the Fund had unfunded loan commitments to loans of $0.

Niagara Income Opportunities Fund Notes to Financial Statements March 31, 2026 (Continued)

The following table represents investment categories, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2026:

Investment Name	Investment Strategy	Fair Value	Total Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lockup Period	Gate
Aero Capital Solutions Fund IV, LP	Specialty Finance	$847,123	$110,200	N/A	N/A	N/A	N/A
BasePoint Income Solutions Evergreen Fund L.P.	Asset Backed Lending	4,178,752	—	Quarterly	90 days	2 years	25%
Bay Point Capital Partners II, LP	Diversified Alternative Credit	301,453	—	Quarterly	30 days	1 year	25%
Coromandel Credit Income Evergreen Fund, L.P.	Asset Backed Lending	9,529,994	—	Quarterly	90 days	2 years	25%
DelGatto Diamond Finance Fund, L.P.	Specialty Finance	814,139	—	Monthly	90 days	1 year	25%
EAJF Leveraged Feeder LP	Legal Finance	8,120,761	—	Quarterly	60 days	3 years	15%
HFSA, LLC	Consumer Lending	11,425,000	—	Monthly except September, October, November, December	90 days	N/A	5%
Monroe Capital Income Plus Corporation	Direct Lending	1,266,547	—	Quarterly	N/A	1 year	5%
Nuveen Churchill Private Capital Income Fund – Class I	Direct Lending	2,244,776	—	Quarterly	180 days	1 year	N/A
Oak Institutional Credit Solutions, LLC	Real Estate	4,621,330	—	Quarterly	90 days	1 year	5%
Peachtree Group PCF IV LO Atlanta 3343 SIDE CAR LLC	Real Estate	415,579	330,000	N/A	N/A	N/A	N/A
Revere Specialty Finance Fund, LP	Diversified Alternative Credit	3,543,261	—	Quarterly	60 days	2 years	N/A
Revere Tactical Opportunities Fund IV, LP	Real Estate	5,146,570	—	Quarterly	60 days	2 years	N/A
Tailor Ridge Real Estate Lending Fund I, LP	Real Estate	5,085,625	—	Quarterly	90 days	1 year	25%
Virage Opportunity Fund LP	Legal Finance	482,611	17,390	N/A	N/A	N/A	N/A
	Total	$58,023,521	$457,590

9.    Federal Income Tax

The tax characterization of distributions paid for the years ended March 31, 2026 and 2025, were as follows:

Distributions Paid from:	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Ordinary Income(a)	$12,008,545	$6,780,426
Long-Term Capital Gains	—	—
Return of Capital	1,219,184	2,241,455

(a)    Ordinary income may include short-term capital gains

Niagara Income Opportunities Fund Notes to Financial Statements March 31, 2026 (Continued)

At March 31, 2026, the components of distributable earnings (accumulated losses) and the cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year, were as follows:

Tax Cost of Investments	$150,763,684
Unrealized Appreciation	2,526,032
Unrealized Depreciation	(2,072,438)
Net Unrealized Appreciation/(Depreciation)	453,594
Undistributed Ordinary Income	—
Undistributed Capital Gains	—
Other Accumulated Gain/(Loss)	(412,608)
Total Distributable Earnings/(Accumulated Losses)	$40,986

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to partnerships.

As of March 31, 2026, the Fund had an unused capital loss carryforward of $412,608, comprised of $409,058 and $3,550 in short-term and long-term, respectively. For tax purposes, capital losses can be carried forward indefinitely to offset capital gains in future taxable years. As of March 31, 2026, The Fund did not utilize any short-term or long-term capital loss carryforwards.

Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred, and treated as occurring on the first business day of the Fund’s following taxable year. For the tax year ended March 31, 2026, the Fund deferred $0 of post October losses. The Fund did not defer any late year losses.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial reporting and tax reporting. These reclassifications have no effect on net assets or NAV per share. These differences were primarily related to distribution reclassifications; the amounts did not affect net assets. The reclassifications were as follows:

Paid-in Capital	Distributable earnings (accumulated deficit)
$(156,622)	$156,622

10.  New Accounting Pronouncements and Other Regulatory Matters

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management has concluded there is no material impact to the Fund's financial statements.

Niagara Income Opportunities Fund Notes to Financial Statements March 31, 2026 (Continued)

11.   Subsequent Events

On May 28, 2026, the Fund announced a quarterly offer to repurchase outstanding shares of beneficial interest up to 5% of its issues and outstanding shares at a price equal to the NAV as of the close of business on the repurchase pricing date. The repurchase offer date is May 28, 2026, and the repurchase request deadline is June 18, 2026.

Subsequent to March 31, 2026, the maturity dates of the following securities were extended:

Investment Name	Updated Maturity Date
Wrist Aficionado III	06/24/2026
Rio Diamond MFG Corp	10/02/2026
Yafa III	10/09/2026
Safdico I	10/17/2026
Ivy Auto 3	10/19/2026
CRWD Specialty Finance LLC	11/17/2026
Safdico II	11/25/2026
Ivy Auto 1	12/24/2026
PFF LLC 5	03/31/2027

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that other than as disclosed above there are no subsequent events that would need to be recorded or disclosed in the Fund’s financial statements.

Niagara Income Opportunities Fund Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Niagara Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Niagara Income Opportunities Fund (the “Fund”) as of March 31, 2026, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended March 31, 2026, 2025 and for the period from December 29, 2023 (commencement of operations) through March 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodians, private investment counterparties, participating lenders, underlying fund administrators or managers, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditors of one or more funds advised by Liquid Strategies, LLC since 2019.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

May 30, 2026

Niagara Income Opportunities Fund Shareholder Expense Example March 31, 2026 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (October 1, 2025 to March 31, 2026).

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/25	Ending Account Value 3/31/26	Annualized Expense Ratios	Expenses Paid During the Period(1)
Niagara Income Opportunities Fund
Actual	$1,000.00	$1,041.40	1.99%	$10.13
Hypothetical (5% return before expenses)	$1,000.00	$1,015.01	1.99%	$10.00

(1)    Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182/365 (to reflect the six-month period).

Niagara Income Opportunities Fund Additional Information March 31, 2026 (Unaudited)

N-PORT

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available without charge by visiting the SEC’s Web site at www.sec.gov.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ended June 30th are available to shareholders without charge, upon request by calling the Advisor toll free at (800) 632-4027 or on the SEC’s web site at www.sec.gov.

Board of Trustees

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling the Advisor toll free at (800) 632-4027 or by visiting the SEC’s web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Niagara Income Opportunities Fund Board of Trustees and Officers March 31, 2026 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Funds’ Trustees and Officers, and is available, without charge upon request by calling 1-770-350-5700, or by visiting the Fund’s website at lsfunds.com/nagrx.

Name, Address and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Louis J Douglass, IV, 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1975	Trustee	Indefinite term; since December 2023	Investment Manager, Argent Financial Group (January 2019 to Present).	2	Trustee, Denali Structured Return Strategy Fund (since 2023).
Todd E. Dawes, 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1963	Trustee	Indefinite term; since December 2023	CIO, Certis Capital (August 2014 to Present); CIO and Founder, Merus Advisors (2014 to Present); President, Amet Partners (May 2022 to Present).	2	Trustee, Denali Structured Return Strategy Fund (since 2023).
Jeffrey G. Evans, 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1963	Trustee	Indefinite term; since December 2023	CFO, Internet2 (a nonprofit internet support services provider) (March 2021 to Present).	2	Trustee, Denali Structured Return Strategy Fund (since 2023).
Interested Trustee and Officers
Adam C. Stewart 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1972	Interested Trustee; Chairman, President, Chief Executive Officer, and Principal Executive Officer	Indefinite term; since July 2023 Indefinite terms; since December 2023	Portfolio Manager and Member, Liquid Strategies, LLC (2013 to present).	2	Trustee, Denali Structured Return Strategy Fund (since 2023).

(1)    The Fund Complex includes the Fund and Denali Structured Return Strategy Fund.

Niagara Income Opportunities Fund Board of Trustees and Officers March 31, 2026 (Unaudited) (Continued)
Name, Address and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kathryn Bruckert 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1983	Secretary; Treasurer, Chief Financial Officer, Principal Financial Officer, Chief Accounting Officer, and Principal Accounting Officer	Indefinite term; since August 2023 Indefinite terms; since December 2023	Controller, Bison Holdings, LLC (a financial services holding company), July 2022 to present; Assistant Controller, Roark Capital (private equity sponsor), August 2021 to July 2022.
Parimal Patel 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1978	Chief Compliance Officer	Indefinite term; since March 2024

Chief Compliance Officer, Liquid Strategies, LLC, March 2024 to Present; Vice President/Compliance, Voya Investment Management, September 2023 to March 2024; Various Senior Compliance Roles, Invesco US, May 2010 to September 2023.

Niagara Income Opportunities Fund

Fund Service Providers

Investment Adviser

Liquid Strategies, LLC
3550 Lenox Road NE, Suite 2550,
Atlanta, GA 30326

Custodian

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302,
Milwaukee, WI 53212

Administrator, Fund Accountant, and Transfer Agent

U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor,
Milwaukee, WI 53212

Legal Counsel

Thompson Hine LLP
41 South High Street, Suite 1700,
Columbus, OH 43215

Distributor

Foreside Fund Services, LLC
3 Canal Plaza, Suite 100,
Portland, ME 04101

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

(b)    Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Jeffrey Evans is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2026	FYE 3/31/2025
(a) Audit Fees	$95,000	$90,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$13,170	$14,471
(d) All Other Fees	$0	$0

(e)(1)  The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2)  The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2026	FYE 3/31/2025
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)        Not applicable.

(g)       The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc. — not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2026	FYE 3/31/2025
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h)       The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)     Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form.

(b)    Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting

Purpose

Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client’s investment.

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients.

Policy

It is the policy of the Firm to vote proxies in the interest of maximizing value for the Firm’s Clients.

Procedures

The Firm assumes voting responsibility for all Client accounts unless explicitly noted otherwise in the Client’s advisory agreement. Per the fundamental strategy of the firm, the Adviser will only be invested in a small number of individual securities, primarily in the form of other Exchange Traded Funds (ETFs). The Adviser shall vote Client proxies in a way that it believes will cause securities to increase the most, or decline the least, in value in order to maximize shareholder value. Consideration will be given to both the short- and long-term implications of the proposal to be voted on. The Adviser does not use a third party to vote proxies unless specific circumstances warrant its use.

Preparation of the Form N-PX shall be completed and filed with the SEC annually as required. The Form N-PX is required to be completed by investment companies to disclose their procedures for voting procies and provide details on how the funds proxies were voted.

The Investment Team is responsible for monitoring proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. In addition, all Supervised Persons are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of the Firm’s Clients. If at any time a Supervised Person becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or a particular vote on behalf of any Client, he or she should contact any member of the Investment Team or the Firm’s CCO. If any Supervised Person is pressured or lobbied either from within or outside of the Firm with respect to a particular voting decision, he or she should contact any member of the Investment Team or the Firm’s CCO. The Investment Team will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the Clients. The Investment Team may cause any of the following actions to be taken in that regard:

If the issue is specifically addressed in these policies and procedures, the Firm will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, the Firm shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from the Company’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

Responsibility

The Investment Team and the CCO are responsible for the Proxy Policy as well as preparation and filing of the Form N-PX.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Mark Garfinkel, CFA® serves as the Portfolio Manager for the Fund and is responsible for the day-to-day management of the Fund.

Mark Garfinkel, CFA®. Mr. Garfinkel has served as portfolio manager of the Adviser since September, 2023. He is a graduate from Vanderbilt University and the Owen Graduate School of Management, where he earned his BA and MBA. He has 25 years of experience in the investment and wealth management industry, receiving his Chartered Financial Analyst designation in 1993 and working in various roles ranging from Personal Trust Portfolio Manager to Chief Investment Officer and Lead Portfolio Manager for a highly successful small cap growth investment fund.

From 1990 – 2006, Mr. Garfinkel worked with SunTrust Banks and Trusco Capital Management for 16 years managing personal trust and institutional equity and balanced portfolios, before developing and launching a small cap growth investment discipline for the firm. From 2006 – 2014, following his tenure with SunTrust, Mr. Garfinkel was a founding partner and Chief Investment Officer for Perimeter Capital Management, where he continued as the Lead Portfolio Manager for the firm’s small cap growth strategy. From 2014 – 2022, Mr. Garfinkel took a brief hiatus from the investment business, serving as the CFO and COO for a small payments technology firm located in the Atlanta area until 2020. Subsequently, Mr. Garfinkel launched his own payments consulting firm, before deciding to return to his roots in investment management. Mr. Garfinkel joined Bison Wealth, LLC, an SEC registered investment adviser, in May 2022 serving as the Head of Investment Policy and Strategy; and continues to hold this position.

Connor Allen. Mr. Allen has served as a Portfolio Strategist of the Adviser since January 2024.

Previously, from August 2022 to January 2024, he served as a Trader and Technology Specialist at Bison Holdings, LLC (a holding company for investment advisers). He has previously worked on the investment team at The Motley Fool from June 2021 to March 2023 as an Intern and Contributing Writer. Prior to that, he was a part time Intern at True North Investments LLC from May 2020 to May 2022. From August 2018 to May 2022, he was a student at LaGrange College and holds a BBA from LaGrange College.

(a)(2)

As of March 31, 2026, the Portfolio Manager managed the following accounts in addition to the Fund:

Mark Garfinkel	Other Accounts Managed		Other Accounts Managed Subject to a Performance Fee
Account Type	Number of Accounts	Assets Under Management (millions)	Number of Accounts	Assets Under Management (millions)
Registered Investment Companies	1	$138.79	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Connor Allen	Other Accounts Managed		Other Accounts Managed Subject to a Performance Fee
Account Type	Number of Accounts	Assets Under Management (millions)	Number of Accounts	Assets Under Management (millions)
Registered Investment Companies	1	$138.79	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest

Set out below are practices that the Adviser may follow.

Because the Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities for accounts with similar strategies. In addition, the Portfolio Manager, who on behalf of the Adviser provides investment advisory services to the Fund, may be engaged in substantial activities other than on behalf of the Adviser or Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and other accounts. To the extent a conflict of interest arises in connection with a prospective investment by the Fund, the Adviser will take appropriate steps to mitigate that conflict. Such persons devote only so much time to the affairs of the Fund and Adviser as in his or her judgment is necessary and appropriate.

The Adviser and the Portfolio Manager attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. The Adviser and the Portfolio Manager have adopted allocation policies and procedures intended to treat all client accounts (including the Fund) in a fair and equitable manner. Such allocation policies and procedures also apply to situations in which an investment opportunity of a limited amount, size or quantity is appropriate for more than one client account and require that the Adviser allocate investment opportunities among such accounts in a fair and equitable manner (e.g., on a pro rata or alternating basis). To the extent that a Portfolio Manager seeks to purchase or sell the same security for multiple client accounts, the Portfolio Manager may aggregate, or bunch, these orders where he or she deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order (if any) is filled in its entirety, each participating client account will participate at the average security prices for the bunched order. When a bunched order (if any) is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based on the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average price for the bunched order on the same business day.

(a)(3)

With respect to the Fund, the Portfolio Manager is compensated with a salary and discretionary bonus paid by the Adviser.

(a)(4)

As of March 31, 2026, Mr. Garfinkel had beneficial ownership of 4,811 shares of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.
(b)	Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.
Filed herewith.
(2)

Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable.
(3)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Filed herewith.
(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.
Not applicable.
(5)

Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

There was no change in the registrant’s independent public accountant for the period covered by this report.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Niagara Income Opportunities Fund
By (Signature and Title)*	/s/ Adam C. Stewart
Adam C. Stewart,
Principal Executive Officer
Date	5/30/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam C. Stewart
Adam C. Stewart,
Principal Executive Officer
Date	5/30/2026
By (Signature and Title)*	/s/ Kathryn Bruckert
Kathryn Bruckert,
Principal Financial Officer
Date	5/30/2026

*         Print the name and title of each signing officer under his or her signature.